UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 1, 2005
Date of Report (Date of earliest event reported)

ETS PAYPHONES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50712 (Commission File Number)	58-2131736 (I.R.S. Employer Identification No.)

1490 Westfork Drive – Suite G o Lithia Springs, GA 30122
(Address of principal executive offices) (Zip Code)

(770) 819-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

As disclosed in prior filings, ETS Payphones, Inc. (“ETS”) has faced challenges and uncertainties as a result of competition in the telecommunications industry from other providers, including wireless service companies, other payphone providers and long distance carriers. In addition, the costs associated with being a public company strains ETS’ limited financial resources. Despite numerous efforts at cost reduction, ETS continues to incur financial losses. Recently, ETS was approached by Empire Payphones, Inc. (“Empire”) with an offer to purchase substantially all of the assets of ETS. Empire also agreed to provide management services and fund operational losses pending a consummation of the transactions described below, pursuant to the Management Services Agreement (as defined below). During the term of the Management Services Agreement, Empire will utilize ETS’ employees, provide financial stability and insure continuity of services and ETS’ operations.

If ETS does not complete the sale to Empire, or a similar transaction, there is a substantial doubt that ETS will be able to continue as a going concern. In addition, if ETS encounters significant delays or obstacles in obtaining approval of the sale, stockholders may not receive any distributions after the sale and resulting wind down of ETS.

As disclosed in the Form 8-K of ETS filed on July 7, 2005, ETS sold Empire approximately 2,650 payphones and related equipment on June 30, 2005. In addition, in September 2002, Metropolitan Payphones Corporation, an affiliate of Empire, purchased approximately 3,344 payphones and related equipment from the ETS as part of the bankruptcy proceeding of ETS.

Asset Sale Agreement

ETS and Empire entered into an Asset Sale Agreement (the “Asset Sale Agreement”), dated as of November 1, 2005 (the “Commencement Date”). Pursuant to the Asset Sale Agreement, and subject to the terms and conditions set forth therein, ETS has agreed to sell substantially all of its assets used in the payphone business to Empire, including but not limited to, ETS payphones and related equipment, miscellaneous equipment, furniture, fixtures, general supplies, computers, software, promotional materials, customer lists, tools and spare parts inventory used in the operation of the business, contracts related to the Sale Assets, all of ETS’ interest in and to certain pay telephone numbers, the trade names, trademarks and other intellectual property (the “Sale Assets”).

Under the Asset Sale Agreement, the purchase price for the Sale Assets aggregates $4.5 million and will be paid in installments, some prior to the consummation of the transactions, as follows: (i) $250,000 in cash on November 1, 2005 (the “Initial Payment”), (ii) payment of certain commissions under assigned contracts not to exceed $2.4 million in the aggregate (“Assumed Commissions”) and (iii) $1.85 million in cash payable in monthly installments of $132,143 commencing December 1, 2005 with any remaining balance being paid at the closing of the transaction (the “Installment Payments”).

ETS shall be entitled to use a portion of the purchase price paid prior to the closing of the sale for payment of overhead expenses, including expenses required to consummate the transaction and to wind down operations (the “Expenses”).

The closing of the Asset Sale Agreement is subject to a number of conditions, including approval by the stockholders of ETS of the Asset Sale Agreement, and/or such other approvals required by Delaware Law, and compliance with regulatory requirements. The Asset Sale Agreement also contains indemnification provisions, limitations with respect to the same and certain restrictions on ETS’ ability to accept competing proposals. ETS may terminate the Asset Sale Agreement to enter into an agreement having higher and better terms as described more fully in the Asset Purchase Agreement (a “Superior Proposal”), provided that as a condition precedent to such termination by ETS, Empire is entitled to a break-up fee of $300,000 and a refund of any portions of the purchase price already paid and of any Shortfall Advances (as defined below under Management Services Agreement) made during the term of the Management Services Agreement. Under the Asset Sale Agreement, ETS may not accept any Superior Proposal unless ETS has, or is provided, sufficient cash resources to immediately satisfy its payment obligations to Empire upon termination of the Asset Sale Agreement and pay the break-up fee.

The Agreement may be terminated at any time (i) by mutual consent of ETS and Empire, (ii) by either ETS or Empire (a) if the closing shall not have been consummated by November 1, 2007, (b) if stockholder or other required approval is not obtained, (c) upon an injunction or court order imposing conditions on the transaction which either party deems unacceptable, (d) if ETS shall have entered into a Superior Proposal, (e) if the Management Services Agreement is terminated in accordance with its terms, or (f) material breach of the Asset Sale Agreement by the other party. In the event of a termination of the Asset Sale Agreement, within 5 business days of the termination ETS must repay the Initial Payment, the Assumed Commissions, the Installment Payments and the Shortfall Advances made by Empire.

In addition, the consummation of the transaction is subject to various conditions with respect to both parties and no assurance can be given that such transactions will be consummated as provided in the Asset Sale Agreement.

This brief description of the Asset Sale Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Asset Sale Agreement, which is annexed hereto as Exhibit 10.1 and incorporated herein by reference.

Management Services Agreement

In order to provide for the funding of operational losses of ETS’s payphone business pending stockholder consideration of the Asset Sale Agreement, ETS and Empire entered into a Management Services Agreement, dated as of November 1, 2005 (the “Management Services Agreement”). The Management Services Agreement provides that pending the consummation of the Asset Sale Agreement, subject to various conditions set forth in the Management Services Agreement, Empire will provide management services and fund operational losses of the payphone business of ETS (“Shortfall Advances”) subject in all events to the oversight of the Board of Directors of ETS.

The management services to be performed by Empire will include the installation, collection, maintenance, repair, removal, relocation and related services for the pay telephones; the accounting, billing, collection of all revenue and remittance of all payments and obligations; and support and management of ETS employees, record keeping, making payroll and provision of administrative services in conjunction therewith (the “Services”). During the term of the Management Services Agreement, Empire shall be the exclusive provider of the Services. In consideration for its management services and the use by ETS of Empire’s affiliates’ resources, Empire shall be entitled to receive a management fee calculated at the end of the initial term of the Management Services Agreement and at the end of any renewal term in the amount of the first $400,000 of excess revenue, after repayment of, among other amounts, all expenses of operation and any advances made by Empire to fund operational losses plus 50% of any excess revenue above $400,000. ETS shall receive the remaining 50% of excess revenue above $400,000. For use of Empire’s affiliates’ resources during the term of the Management Agreement, the affiliates shall receive a monthly resource fee of $92,000.

The Management Services Agreement has an initial term of two years following the Commencement Date and will be automatically extended for successive periods of one year unless Empire provides notice prior to the end of any term that the agreement will terminate at the end of such term. The Management Services Agreement is also subject to termination prior to the end of any term (i) by mutual written agreement of the parties, (ii) upon a sale by ETS of all or substantially all of its assets to Empire, (iii) upon termination of the Asset Sale Agreement as a result of ETS entering into a Superior Proposal, (iv) solely at Empire’s discretion, upon termination of the Asset Sale Agreement for any other reason, (v) the unanimous vote of the Board of Directors of ETS to terminate the Management Services Agreement after the initial term or (vi) by ETS for “cause” as defined in the Management Services Agreement which includes a material breach, or any breach of certain provisions, of the Management Services Agreement by Empire. If the Management Services Agreement is terminated other than as contemplated in clause (ii) above, ETS must repay Empire any Shortfall Advances, in addition to any repayment obligations under the Asset Sale Agreement, within 5 business days of the termination.

This brief description of the Management Services Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Management Services Agreement, which is annexed hereto as Exhibit 10.2 and incorporated herein by reference.

Security Agreement and Note

In consideration of Empire’s advancing funds necessary to cover operational losses of ETS pending stockholder consideration of the Asset Sale Agreement, Empire’s paying a portion of the purchase price in advance of the consummation of the sale, and accrual of the management fee (described above), to the extent ETS is without sufficient funds to pay the management fee, ETS executed a security agreement and promissory note on November 1, 2005 providing Empire with a lien on the Sale Assets to secure ETS’s obligations to pay Empire the management fee and (in the event of a termination of the Asset Sale Agreement or acceptance of a Superior Proposal) to repay the foregoing advances.

This brief description of the security agreement and the note is not intended to be complete and is qualified in its entirety by reference to the full text of the security agreement, which is annexed hereto as Exhibit 10.3, and the note, which is annexed hereto as Exhibit 10.4, each of which is incorporated herein by reference.

Stockholders may not rely on the representations and warranties contained in any of the agreements set forth above. The representations and warranties in such agreements are intended for the benefit of Empire only, and are not for the benefit of stockholders or the investing public generally. They should not necessarily be taken as a statement of the existence of a state of affairs, but serve to allocate risk among the contracting parties.

Item 8.01     Other Events.

Wind Down

Following the consummation of the transactions contemplated by the Asset Sale Agreement, it is the intention of the Board of Directors to dissolve ETS in accordance with applicable laws and to distribute any proceeds remaining after such dissolution to the stockholders.

Annual Meeting

As a result of the negotiations in connection with the Asset Sale Agreement and the Management Services Agreement, the 2005 Annual Meeting of Stockholders has been postponed so that the Company can seek stockholder approval of the Asset Sale Agreement at such meeting. ETS expects to file proxy materials relating to the 2005 Annual Meeting of Stockholders and seeking approval of the Asset Sale Agreement with the Securities Exchange Commission on or about December 1, 2005. The Company's bylaws require that in order for nominations or proposals of business to be properly brought for the 2005 Annual Meeting, a stockholder must provide notice thereof in writing to the Corporate Secretary not earlier than the close of business on the 90th day prior to the 2005 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2005 Annual Meeting or (ii) the close of business on the 10th day following the date on which public announcement of the date of the 2005 Annual Meeting is first made by the Company. Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 at the Company's 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company within a reasonable time before ETS begins to print and mail its proxy materials and in any event no later than November 15, 2005. Any such stockholder proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder. In order for proposals of stockholders made outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, such proposals must be received by the Corporate Secretary of ETS no later than November 15, 2005.

In connection with the Asset Sale Agreement and the requirement of stockholder approval, ETS will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A providing the information related to the 2005 Annual Meeting of ETS’s stockholders to consider and vote upon, among other things, the Asset Sale Agreement. STOCKHOLDERS OF ETS ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE STOCKHOLDER APPROVAL OF THE ASSET SALE AGREEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT STOCKHOLDER APPROVAL OF THE TRANSACTION. Stockholders may obtain a free copy of the proxy statement when it is available and other documents filed by ETS with the SEC at the SEC’s website at http://www.sec.gov. The proxy statement and other documents filed with the SEC may also be obtained for free from ETS by contacting the Corporate Secretary, ETS Payphones, Inc., 1490 Westfork Drive – Suite G, Lithia Springs, GA 30122, telephone (770) 819-1600, fax (770) 819-1685.

ETS and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ETS stockholders with respect to the Asset Sale Agreement and related transactions. Information regarding such officers and directors is included in ETS’s Proxy Statement for its 2004 Annual Meeting of Stockholders filed with the SEC on October 12, 2004. This document is available for free of charge at the SEC’s website at http://www.sec.gov and from ETS by contacting the Corporate Secretary, ETS Payphones, Inc., 1490 Westfork Drive – Suite G, Lithia Springs, GA 30122, telephone (770) 819-1600, fax (770) 819-1685.

          ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACT, INCLUDED IN THIS FORM 8-K, ARE, OR MAY BE DEEMED TO BE, FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED IN SUCH FORWARD-LOOKING STATEMENTS ("CAUTIONARY STATEMENTS") INCLUDE BUT ARE NOT LIMITED TO: THE UNCERTAINTY OF REGULATION, OUR DEPENDENCE ON THIRD PARTY SUPPLIERS, COMPETITION FROM OTHER TELECOMMUNICATIONS PROVIDERS, INCLUDING WIRELESS SERVICE COMPANIES, OTHER PAYPHONE PROVIDERS AND LONG DISTANCE CARRIERS, COMPETITIVE LOCAL EXCHANGE CARRIERS' ACCESS TO LOCAL EXCHANGE CARRIERS' NETWORKS, AND THE IMPACT OF TECHNOLOGICAL CHANGE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY OR PERSONS ACTING ON BEHALF OF THE COMPANY ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY SUCH CAUTIONARY STATEMENTS.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005	ETS PAYPHONES, INC. By: /s/ Guy A. Longobardo Name: Guy A. Longobardo Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 10.1 10.2 10.3 10.4	Description Asset Sale Agreement Management Services Agreement Security Agreement Note